UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 24, 2000


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                   52-2154066
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     (Commission File Number)                 (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                      94710
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(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code        (510) 644-1170
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On January 25, 2000, XOMA Ltd. issued the announcement attached hereto as
Exhibit 1, which is incorporated herein by reference.

Item 7.  Exhibits

1.       Press Release dated January 24, 2000.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 25, 2000              XOMA LTD.



                                      By:  /s/ Christopher J. Margolin
                                           -------------------------------------
                                           Christopher J. Margolin
                                           Vice President, General
                                           Counsel and Secretary




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                                  EXHIBIT INDEX


Number   Description

1.       Press Release dated January 24, 2000